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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (File No. 333-502 and File No. 333-2632).

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
March 25, 1998

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